THE PMI GROUP, INC. AND SUBSIDIARIES (the “Company”)

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED JUNE 30, 2006

Contents

Consolidated Statements of Operations and Balance Sheets	Page 2

Business Segments Results of Operations - Three Months Ended June 30, 2006 and 2005	Page 3

Business Segments Results of Operations - Six Months Ended June 30, 2006 and 2005	Page 4

Business Segments Balance Sheets	Page 5

U.S. Mortgage Insurance Operations Analysis of Reserve for Losses and LAE and Financial and Statistical Information	Page 6

U.S. Mortgage Insurance Operations Financial and Statistical Information	Page 7

CMG Mortgage Insurance Company, PMI Australia and PMI Europe Financial and Statistical Information	Page 8

Appendix A - PMI Australia and PMI Europe Quarterly Financial Information	Page 9

Appendix B - Business Segments Results of Operations by Quarter	Page 10

Please refer to the following when noted:

(1)	For the quarter and six months ended June 30, 2006, the Company’s equity in earnings from unconsolidated subsidiaries include FGIC Corporation, CMG Mortgage Insurance Company (“CMG”), RAM Reinsurance Company, Ltd. (“RAM Re”), other limited partnership interests and the trust subsidiary that issued the Company's preferred securities. As of December 31, 2004, the equity investment in SPS Holding Corp. (“SPS”) was reclassified from investments in unconsolidated subsidiaries to an equity investment held for sale. Effective January 1, 2005, SPS’s equity earnings are reported in other income. On October 4, 2005, PMI sold its equity ownership interest in SPS.

(2)	U.S. Mortgage Insurance Operations include the operating results of PMI Mortgage Insurance Co. (“PMI”) and affiliated U.S. mortgage insurance and reinsurance companies. CMG and its affiliates are included under the equity method of accounting in equity in earnings from unconsolidated subsidiaries.

(3)	International Operations include PMI Australia, PMI Europe and PMI Asia. In June 2006, PMI Asia received its insurance authorization from the Hong Kong Insurance Authority. Subsequent to its receipt of authorization, the Company transferred the Hong Kong branch’s entire mortgage reinsurance portfolio to PMI Asia. In connection with this restructuring, our International Operations incurred a $1.1 million federal tax charge during the second quarter of 2006.

(4)	Financial Guaranty represents our equity investments in FGIC Corporation and RAM Re.

(5)	The “Other” segment includes other income and related operating expenses of PMI Mortgage Services Co.; investment income, interest expense and corporate expenses of The PMI Group, Inc.; the results of Commercial Loan Insurance Corporation and WMAC Credit Insurance Corporation and equity in earnings from SPS and certain limited partnerships.

(6)	U.S. Mortgage Insurance Operations include a $1.3 million charge (after tax), or $0.01 per diluted share in the first quarter of 2006 relating to the reduction and restructuring of field offices.

(7)	The “Other” segment includes charges of $1.9 million (after tax) and $5.7 million (after tax) for stock option expenses and related stock based compensation expenses in the second quarter and in the six months ended June 30, 2006, respectively.

(8)	The expense ratio is the ratio, expressed as a percentage, of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses to net premiums written. The loss ratio is the ratio, expressed as a percentage, of the sum of losses and loss adjustment expenses to premiums earned.

(9)	Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations.

(10)	Statutory risk-to-capital ratio is for PMI Mortgage Insurance Co. only.

(11)	Effective January 1, 2006, we refined our method of operating cost allocation between our U.S. Mortgage Insurance Operations segment and our Other segment. As a result of this refinement, we allocated approximately $1.5 million of expenses in the second quarter to our Other segment which previously would have been allocated to our U.S. Mortgage Insurance Operations segment. Year to date we have allocated $3.0 million of expenses to our Other segment which previously would have been allocated to our U.S. Mortgage Insurance Operations segment.

(12)	During the second quarter of 2006, we refined our methodology for classification of Alt-A and full documentation loans. As a result, we reclassified for all periods presented herein certain loans previously designated as Alt-A loans as full documentation loans.

Note:	The interim financial and statistical information contained in this material is unaudited. Certain prior year information has been reclassified to conform to the current periods’ presentation.

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars and shares, except per share data, in thousands)
Net premiums written	$211,815	$199,762	$413,719	$393,507

Revenues
Premiums earned	$213,643	$206,408	$419,883	$405,975
Net investment income	49,015	45,747	95,882	89,537
Equity in earnings from unconsolidated subsidiaries (1)	32,287	28,282	59,913	53,494
Net realized investment gains	556	1,503	896	2,224
Other income	3,937	6,251	10,722	11,787

Total revenues	299,438	288,191	587,296	563,017

Losses and expenses
Losses and loss adjustment expenses	71,861	67,235	132,800	131,717
Amortization of deferred policy acquisition costs	17,794	18,809	34,781	39,252
Other underwriting and operating expenses (7)	52,873	54,417	111,437	100,062
Field office restructuring (6)	—	—	1,955	—
Interest expense	8,067	8,472	16,246	18,025

Total losses and expenses	150,595	148,933	297,219	289,056

Income before income taxes	148,843	139,258	290,077	273,961
Income taxes	39,228	34,673	75,114	68,218

Net income	$109,615	$104,585	$214,963	$205,743

Diluted net income per share	$1.14	$1.04	$2.23	$2.03

Reconciliation of earnings per share
Net income	$109,615	$104,585	$214,963	$205,743
Plus: Interest expense on contingently convertible debt, net of income taxes	1,912	1,912	3,824	3,824

Net income adjusted for diluted earnings per share calculation	$111,527	$106,497	$218,787	$209,567

Share data:
Basic weighted average common shares outstanding	88,357	92,838	88,695	93,370
Stock options and other dilutive components	1,383	1,601	1,362	1,723
Common stock equivalent shares related to contingently convertible debt	8,153	8,153	8,153	8,153

Diluted weighted average common shares outstanding	97,893	102,592	98,210	103,246

Share repurchase data:
Common shares repurchased	3,221	1,776	3,302	2,609

Average price paid per common share repurchased (including commissions)	$45.49	$37.54	$45.43	$38.34

CONSOLIDATED BALANCE SHEETS

	June 30, 2006	December 31, 2005	June 30, 2005
	(Unaudited)		(Unaudited)
	(Dollars and shares, except per share data, in thousands)
Assets
Cash and investments, at fair value	$3,844,411	$3,789,432	$3,675,496
Investments in unconsolidated subsidiaries (1)	1,007,780	984,925	965,600
Equity investment held for sale (1)	—	—	110,383
Related party receivables	1,398	2,864	10,562
Reinsurance receivables, reinsurance recoverables and prepaid premiums	20,815	30,338	45,875
Deferred policy acquisition costs	83,666	86,170	87,892
Other assets	355,396	360,407	345,499

Total assets	$5,313,466	$5,254,136	$5,241,307

Liabilities
Reserve for losses and loss adjustment expenses	$384,605	$368,841	$364,412
Unearned premiums	490,906	490,899	461,461
Long-term debt	819,529	819,529	819,529
Other liabilities	324,459	344,077	357,951

Total liabilities	2,019,499	2,023,346	2,003,353
Shareholders’ equity	3,293,967	3,230,790	3,237,954

Total liabilities and shareholders’ equity	$5,313,466	$5,254,136	$5,241,307

Basic shares issued and outstanding	86,442	88,713	91,761

Book value per share	$38.11	$36.42	$35.29

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS

	U.S. Mortgage Insurance Operations (2)	International Operations (3)	Financial Guaranty (4)	Other (5)	Consolidated Total
	Three Months Ended June 30, 2006 (Unaudited)
	(Dollars in thousands)
Net premiums written	$158,904	$52,900	$—	$11	$211,815

Revenues
Premiums earned	$167,826	$45,801	$—	$16	$213,643
Net investment income	27,064	15,625	2	6,324	49,015
Equity in earnings from unconsolidated subsidiaries (1)	5,729	—	26,476	82	32,287
Net realized investment gains (losses)	305	252	—	(1)	556
Other income	7	218	—	3,712	3,937

Total revenues	200,931	61,896	26,478	10,133	299,438

Losses and expenses
Losses and loss adjustment expenses	64,153	7,708	—	—	71,861
Amortization of deferred policy acquisition costs	13,162	4,632	—	—	17,794
Other underwriting and operating expenses (7), (11)	22,970	10,461	—	19,442	52,873
Interest expense	1	—	—	8,066	8,067

Total losses and expenses	100,286	22,801	—	27,508	150,595

Income (loss) before income taxes	100,645	39,095	26,478	(17,375)	148,843
Income tax (benefit)	28,480	13,598	2,469	(5,319)	39,228

Net income (loss)	$72,165	$25,497	$24,009	$(12,056)	$109,615

Expense ratio (8)	22.7%	28.5%
Loss ratio (8)	38.2%	16.8%
Combined ratio	60.9%	45.3%

	Three Months Ended June 30, 2005 (Unaudited)
	(Dollars in thousands)
Net premiums written	$152,564	$47,185	$—	$13	$199,762

Revenues
Premiums earned	$168,248	$38,141	$—	$19	$206,408
Net investment income	27,546	14,058	—	4,143	45,747
Equity in earnings (losses) from unconsolidated subsidiaries (1)	4,937	—	23,761	(416)	28,282
Net realized investment gains (losses)	1,167	(18)	—	354	1,503
Other (loss) income	(5)	873	—	5,383	6,251

Total revenues	201,893	53,054	23,761	9,483	288,191

Losses and expenses
Losses and loss adjustment expenses	65,496	1,739	—	—	67,235
Amortization of deferred policy acquisition costs	15,030	3,779	—	—	18,809
Other underwriting and operating expenses	25,278	10,539	—	18,600	54,417
Interest expense	—	—	—	8,472	8,472

Total losses and expenses	105,804	16,057	—	27,072	148,933

Income (loss) before income taxes	96,089	36,997	23,761	(17,589)	139,258
Income tax (benefit)	26,400	11,747	2,254	(5,728)	34,673

Net income (loss)	$69,689	$25,250	$21,507	$(11,861)	$104,585

Expense ratio (8)	26.4%	30.3%
Loss ratio (8)	38.9%	4.6%
Combined ratio	65.3%	34.9%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS

	U.S. Mortgage Insurance Operations (2)	International Operations (3)	Financial Guaranty (4)	Other (5)	Consolidated Total
	Six Months Ended June 30, 2006 (Unaudited)
	(Dollars in thousands)
Net premiums written	$322,377	$91,321	$—	$21	$413,719

Revenues
Premiums earned	$335,364	$84,486	$—	$33	$419,883
Net investment income	52,740	30,410	2	12,730	95,882
Equity in earnings (losses) from unconsolidated subsidiaries (1)	10,221	—	49,712	(20)	59,913
Net realized investment gains (losses)	542	394	—	(40)	896
Other (loss) income	(17)	3,251	—	7,488	10,722

Total revenues	398,850	118,541	49,714	20,191	587,296

Losses and expenses
Losses and loss adjustment expenses	123,300	9,500	—	—	132,800
Amortization of deferred policy acquisition costs	26,604	8,177	—	—	34,781
Other underwriting and operating expenses (7), (11)	48,880	20,250	—	42,307	111,437
Field office restructuring (6)	1,955	—	—	—	1,955
Interest expense	1	—	—	16,245	16,246

Total losses and expenses	200,740	37,927	—	58,552	297,219

Income (loss) before income taxes	198,110	80,614	49,714	(38,361)	290,077
Income tax (benefit)	55,840	26,507	4,606	(11,839)	75,114

Net income (loss)	$142,270	$54,107	$45,108	$(26,522)	$214,963

Expense ratio (8)	24.0%	31.1%
Loss ratio (8)	36.8%	11.2%
Combined ratio	60.8%	42.3%

	Six Months Ended June 30, 2005 (Unaudited)
	(Dollars in thousands)
Net premiums written	$307,103	$86,370	$—	$34	$393,507

Revenues
Premiums earned	$332,360	$73,576	$—	$39	$405,975
Net investment income	53,125	27,813	—	8,599	89,537
Equity in earnings (losses) from unconsolidated subsidiaries (1)	9,011	—	44,608	(125)	53,494
Net realized investment gains	1,587	322	—	315	2,224
Other (loss) income	(1)	760	—	11,028	11,787

Total revenues	396,082	102,471	44,608	19,856	563,017

Losses and expenses
Losses and loss adjustment expenses	128,614	3,103	—	—	131,717
Amortization of deferred policy acquisition costs	31,056	8,196	—	—	39,252
Other underwriting and operating expenses	48,832	17,543	—	33,687	100,062
Interest expense	1	—	—	18,024	18,025

Total losses and expenses	208,503	28,842	—	51,711	289,056

Income (loss) before income taxes	187,579	73,629	44,608	(31,855)	273,961
Income tax (benefit)	51,548	23,232	4,211	(10,773)	68,218

Net income (loss)	$136,031	$50,397	$40,397	$(21,082)	$205,743

Expense ratio (8)	26.0%	29.8%
Loss ratio (8)	38.7%	4.2%
Combined ratio	64.7%	34.0%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (2)	International Operations (3)	Financial Guaranty (4)	Other (5)	Consolidated Total
	June 30, 2006 (Unaudited)
	(Dollars in thousands)
Assets
Cash and investments, at fair value	$2,259,393	$1,156,454	$1,995	$426,569	$3,844,411
Investments in unconsolidated subsidiaries (1)	120,574	—	867,923	19,283	1,007,780
Related party receivables	1,291	—	—	107	1,398
Reinsurance receivables, recoverables and prepaid premiums	14,977	5,838	—	—	20,815
Deferred policy acquisition costs	45,769	37,897	—	—	83,666
Other assets	204,724	33,293	3	117,376	355,396

Total assets	$2,646,728	$1,233,482	$869,921	$563,335	$5,313,466

Liabilities
Reserve for losses and loss adjustment expenses	$355,832	$28,773	$—	$—	$384,605
Unearned premiums	147,739	343,136	—	31	490,906
Long-term debt	—	—	—	819,529	819,529
Other liabilities	284,851	59,597	23,421	(43,410)	324,459

Total liabilities	788,422	431,506	23,421	776,150	2,019,499
Shareholders’ equity	1,858,306	801,976	846,500	(212,815)	3,293,967

Total liabilities and shareholders’ equity	$2,646,728	$1,233,482	$869,921	$563,335	$5,313,466

	December 31, 2005
	(Dollars in thousands)
Assets
Cash and investments, at fair value	$2,108,853	$1,093,505	$—	$587,074	$3,789,432
Investments in unconsolidated subsidiaries (1)	129,600	—	836,752	18,573	984,925
Related party receivables	2,700	—	—	164	2,864
Reinsurance receivables, recoverables and prepaid premiums	24,576	5,762	—	—	30,338
Deferred policy acquisition costs	48,310	37,860	—	—	86,170
Other assets	207,436	25,260	—	127,711	360,407

Total assets	$2,521,475	$1,162,387	$836,752	$733,522	$5,254,136

Liabilities
Reserve for losses and loss adjustment expenses	$345,536	$23,302	$—	$3	$368,841
Unearned premiums	162,368	328,489	—	42	490,899
Long-term debt	—	—	—	819,529	819,529
Other liabilities	248,343	79,610	19,204	(3,080)	344,077

Total liabilities	756,247	431,401	19,204	816,494	2,023,346
Shareholders’ equity	1,765,228	730,986	817,548	(82,972)	3,230,790

Total liabilities and shareholders’ equity	$2,521,475	$1,162,387	$836,752	$733,522	$5,254,136

	June 30, 2005 (Unaudited)
	(Dollars in thousands)
Assets
Cash and investments, at fair value	$2,140,727	$1,048,992	$—	$485,777	$3,675,496
Investments in unconsolidated subsidiaries (1)	121,558	—	821,308	22,734	965,600
Equity investment held for sale (1)	—	—	—	110,383	110,383
Related party receivables	1,507	—	—	9,055	10,562
Reinsurance receivables, recoverables and prepaid premiums	23,903	21,972	—	—	45,875
Deferred policy acquisition costs	48,738	39,154	—	—	87,892
Other assets	208,219	24,800	—	112,480	345,499

Total assets	$2,544,652	$1,134,918	$821,308	$740,429	$5,241,307

Liabilities
Reserve for losses and loss adjustment expenses	$338,628	$25,781	$—	$3	$364,412
Unearned premiums	132,809	328,618	—	34	461,461
Long-term debt	—	—	—	819,529	819,529
Other liabilities	245,481	71,727	16,248	24,495	357,951

Total liabilities	716,918	426,126	16,248	844,061	2,003,353
Shareholders’ equity	1,827,734	708,792	805,060	(103,632)	3,237,954

Total liabilities and shareholders’ equity	$2,544,652	$1,134,918	$821,308	$740,429	$5,241,307

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS (2) ANALYSIS OF RESERVE FOR LOSSES AND LAE

	June 30, 2006		March 31, 2006		June 30, 2005
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in thousands)
Primary insurance	37,102	$318,878	37,784	$308,843	35,030	$299,379
Pool insurance	17,458	36,954	19,069	37,594	16,623	39,249

Total	54,560	$355,832	56,853	$346,437	51,653	$338,628

Reconciliation of Reserve for Losses and LAE

	June 30, 2006	March 31, 2006	Reserve Change
	(Dollars in thousands)
Gross reserve for losses and LAE:
Primary insurance	$318,878	$308,843	$10,035
Pool insurance	36,954	37,594	(640)

Total gross reserve for losses and LAE	355,832	346,437	9,395
Ceded reserve for losses:
Primary insurance	(2,417)	(2,213)	(204)
Pool insurance	(87)	(71)	(16)

Total ceded reserve for losses	(2,504)	(2,284)	(220)

Net reserve for losses and LAE	$353,328	$344,153	$9,175

U.S. MORTGAGE INSURANCE OPERATIONS (2) FINANCIAL AND STATISTICAL INFORMATION

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Flow insurance written (in millions)	$5,716	$7,442	$10,757	$13,745
Structured insurance written (in millions)	1,344	2,216	4,391	4,081

Primary new insurance written (in millions)	$7,060	$9,658	$15,148	$17,826

Primary new risk written (in millions)	$1,790	$2,551	$3,938	$4,621
Pool new insurance written (in millions) (7)	$3,575	$3,228	$8,302	$4,534
Pool new risk written (in millions) (7)	$108	$60	$212	$101
Product mix as a % of new insurance written:
Above 97% LTV’s	17%	14%	15%	14%
90.01% to 95% LTV’s	22%	25%	22%	25%
85.01% to 90% LTV’s	46%	43%	46%	41%
90.01% to 95% LTV’s with >= 30% coverage	18%	21%	18%	21%
85.01% to 90% LTV’s with >= 25% coverage	40%	38%	40%	35%
ARMs	20%	35%	30%	34%
Monthlies	96%	97%	97%	98%
Refinances	32%	34%	36%	36%
Structured transactions	19%	23%	29%	23%
Premiums written (in thousands):
Gross premiums written	$203,426	$197,850	$411,562	$398,980
Ceded premiums, net of assumed premiums	(41,402)	(41,455)	(83,058)	(84,742)
Refunded premiums	(3,120)	(3,831)	(6,127)	(7,135)

Net premiums written	158,904	152,564	322,377	307,103
Change in unearned premiums	8,922	15,684	12,987	25,257

Net premiums earned	$167,826	$168,248	$335,364	$332,360

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS (2) FINANCIAL AND STATISTICAL INFORMATION

	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Primary insurance in force (in millions)
Flow	$84,644	$85,685	$86,991	$88,433	$89,965	$91,399
Structured transactions	15,741	15,826	14,099	12,788	13,469	12,598

Total	$100,385	$101,511	$101,090	$101,221	$103,434	$103,997

Primary risk in force (in millions)
Flow	$20,883	$21,102	$21,388	$21,745	$22,067	$22,346
Structured transactions	4,127	4,147	3,583	3,167	3,296	2,966

Total	$25,010	$25,249	$24,971	$24,912	$25,363	$25,312

Pool risk in force (in millions) (9)	$2,737	$2,666	$2,589	$2,530	$2,445	$2,417
Primary risk in force - credit score distribution
Flow 620 or above	93.3%	93.2%	93.0%	92.7%	92.4%	92.1%
619-575	5.3%	5.4%	5.5%	5.7%	5.9%	6.1%
574 or below	1.4%	1.4%	1.5%	1.6%	1.7%	1.8%
Structured transactions 620 or above	80.7%	79.2%	76.9%	73.9%	71.7%	66.9%
619-575	12.3%	13.2%	14.5%	16.0%	17.4%	20.2%
574 or below	7.1%	7.6%	8.6%	10.1%	10.9%	12.9%
Total 620 or above	91.3%	90.9%	90.7%	90.3%	89.7%	89.2%
619-575	6.4%	6.6%	6.8%	7.0%	7.4%	7.7%
574 or below	2.3%	2.5%	2.5%	2.7%	2.9%	3.1%
Primary average loan size (in thousands)
Flow	$136.9	$135.6	$134.5	$133.3	$132.2	$131.5
Structured transactions	$150.7	$150.7	$145.4	$139.5	$139.8	$134.1
Total	$138.9	$137.8	$136.0	$134.1	$133.2	$131.8
Loss severity - primary (quarterly)
Flow	83.2%	84.9%	85.9%	84.0%	83.8%	85.6%
Structured transactions	86.8%	91.2%	94.3%	89.6%	87.7%	90.9%
Total	84.1%	86.5%	87.7%	85.2%	84.6%	86.8%
Persistency
Primary persistency rate	64.9%	63.1%	61.9%	61.2%	62.0%	60.8%
Primary loans, defaults and default rates
Primary policies in force	722,756	736,908	743,533	754,934	776,721	788,847
Primary loans in default	37,102	37,784	42,702	38,146	35,030	35,716
Primary default rate	5.13%	5.13%	5.74%	5.05%	4.51%	4.53%
Structured transactions only default rate	9.26%	8.59%	9.85%	10.09%	8.54%	8.17%
Pool default rate	5.60%	6.17%	6.84%	6.34%	5.65%	5.65%
Claims paid (year-to-date in millions)
Primary claims paid - flow	$73.5	$37.3	$165.8	$126.6	$87.8	$41.7
Primary claims paid - structured transactions	24.8	13.5	49.1	36.8	25.4	13.8

Total primary claims paid	98.3	50.8	214.9	163.4	113.2	55.5
Total pool and other	8.9	4.3	20.1	15.0	9.6	4.7

Total claims paid	$107.2	$55.1	$235.0	$178.4	$122.8	$60.2

Number of primary claims paid (year-to-date)	4,096	2,058	9,262	7,124	4,934	2,413
Average primary claim size (year-to-date in thousands)	$24.0	$24.7	$23.2	$22.9	$22.9	$23.0
Captive reinsurance arrangements (year-to-date)
Percentage of flow NIW subject to captive reinsurance arrangements	71.6%	70.8%	69.0%	68.0%	65.0%	60.4%
Percentage of primary NIW subject to captive reinsurance arrangements	51.5%	44.8%	54.7%	55.7%	50.7%	47.1%
Percentage of primary IIF subject to captive reinsurance arrangements	53.3%	53.2%	53.4%	53.2%	52.1%	52.4%
Percentage of primary RIF subject to captive reinsurance arrangements	53.9%	53.9%	54.4%	54.4%	53.4%	53.9%
Alt-A primary insurance in force (in millions) (12)
With FICO scores of 660 and above	$13,216	$12,575	$11,455	$10,346	$9,731	$8,892
With FICO scores below 660 and above 619	2,934	2,783	2,564	2,327	2,325	2,135

Total Alt-A primary insurance in force	$16,150	$15,358	$14,019	$12,673	$12,056	$11,027

Risk-to-capital ratio (10)	7.7 to 1	8.1 to 1	8.2 to 1	8.0 to 1	8.3 to 1	8.1 to 1

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY FINANCIAL AND STATISTICAL INFORMATION

	June 30, 2006	March 31, 2006	June 30, 2005
Primary new insurance written (year-to-date in millions)	$2,058	$891	$2,495
Primary insurance in force (in millions)	$15,774	$15,476	$14,694
Primary risk in force (in millions)	$3,791	$3,686	$3,428
Insured primary loans	111,889	110,879	108,066
Persistency	73.6%	72.3%	70.3%
Primary loans in default	965	992	622
Primary default rate (year-to-date)	0.86%	0.89%	0.58%
Primary claims paid (year-to-date in thousands)	$2,712	$1,200	$1,981
Number of primary claims paid (year-to-date)	123	55	100
Average primary claim size (year-to-date in thousands)	$22.0	$21.8	$19.8

PMI AUSTRALIA FINANCIAL AND STATISTICAL INFORMATION

	June 30, 2006	March 31, 2006	June 30, 2005
Net premiums written (year-to-date in thousands)	$83,243	$34,640	$71,775
Premiums earned (year-to-date in thousands)	$71,377	$32,267	$59,319
Flow insurance written (year-to-date in millions)	9,214	4,152	8,685
RMBS insurance written (year-to-date in millions)	13,035	5,291	6,478

New insurance written (year-to-date in millions)	$22,249	$9,443	$15,163

Insurance in force (in millions)	$135,529	$123,050	$119,811
Risk in force (in millions)	$124,139	$112,199	$109,025
Policies in force	1,074,618	1,026,260	973,820
Loans in default	1,731	1,520	1,322
Default rate	0.16%	0.15%	0.14%
Claims paid (year-to-date in thousands)	$4,405	$1,224	$1,090
Number of claims paid (year-to-date)	104	31	42
Average claim size (year-to-date in thousands)	$42.4	$39.5	$26.0
PMI EUROPE FINANCIAL AND STATISTICAL INFORMATION
	June 30, 2006	March 31, 2006	June 30, 2005
Net premiums written (year-to-date in thousands)	$4,863	$2,754	$3,027
Premiums earned (year-to-date in thousands)	$7,793	$3,888	$8,507
New insurance written (year-to-date in millions)	$56	$32	$—
New credit default swaps written (year-to-date in millions)	$629	$629	$—
New reinsurance written (year-to-date in millions)	$1,006	$627	$—
Insurance in force (in millions)	$39,996	$39,254	$31,213
Risk in force (in millions)	$2,836	$2,760	$2,450
Claims paid including credit default swaps (year-to-date in thousands)	$1,275	$644	$1,379

THE PMI GROUP, INC. AND SUBSIDIARIES

APPENDIX A - QUARTERLY FINANCIAL INFORMATION

PMI AUSTRALIA QUARTERLY FINANCIAL INFORMATION

	2006		2005
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	(Australian $ in thousands, unless otherwise noted)
Income Statement Components - Quarter Ended
Premiums earned	$52,399	$43,644	$43,959	$41,815	$38,929	$37,840
Net investment income	$17,267	$16,876	$16,257	$15,854	$14,966	$14,705
Change in fair value of foreign currency put options	$(2,640)	$1,855	$(24)	$(232)	$(422)	$(1,338)
Total losses and expenses	$24,843	$15,789	$17,226	$13,632	$15,104	$13,788
Net income	$29,332	$32,546	$31,906	$31,079	$26,725	$26,487
Net income (U.S. $ in thousands)	$21,923	$24,054	$23,728	$23,623	$20,541	$20,584
Balance Sheet Components
Assets
Cash and investments, at fair value	$1,257,618	$1,219,179	$1,197,016	$1,147,390	$1,090,399	$1,037,704
Total assets	$1,336,748	$1,302,982	$1,275,573	$1,225,683	$1,188,574	$1,132,961
Liabilities and Shareholder’s Equity
Reserve for losses and LAE	$16,150	$11,489	$11,573	$11,156	$12,541	$12,549
Unearned premiums	$431,864	$419,207	$415,885	$406,661	$395,113	$382,781
Shareholder’s equity	$841,116	$822,918	$793,045	$757,372	$730,113	$689,927

PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2006		2005
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	(Euro € in thousands, unless otherwise noted)
Income Statement Components - Quarter Ended
Premiums earned	€3,108	€3,232	€3,721	€3,749	€3,298	€3,321
Net investment income	€2,157	€1,915	€1,730	€2,188	€1,951	€2,002
Change in fair value of foreign currency put options	€(42)	€(43)	€55	€(3)	€342	€(33)
Change in fair value of credit default swaps	€1,691	€1,356	€409	€811	€390	€320
Total losses and expenses	€2,635	€2,692	€3,824	€3,244	€3,168	€2,031
Net income	€2,780	€2,451	€1,362	€2,276	€1,828	€2,326
Net income (U.S. $ in thousands)	$3,498	$2,949	$1,615	$2,774	$2,330	$3,049
Balance Sheet Components
Assets
Cash and investments, at fair value	€160,424	€182,304	€182,559	€182,682	€179,698	€172,707
Total assets	€174,624	€192,990	€192,107	€192,431	€188,840	€182,857
Liabilities and Shareholder’s Equity
Reserve for losses and LAE	€12,521	€12,581	€12,508	€13,019	€13,395	€12,807
Unearned premiums	€17,648	€19,077	€20,020	€20,808	€22,589	€24,719
Shareholder’s equity	€134,518	€132,900	€133,818	€133,352	€131,452	€125,395

THE PMI GROUP, INC. AND SUBSIDIARIES

APPENDIX B- BUSINESS SEGMENTS RESULTS OF OPERATIONS BY QUARTER

	2006		2005
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	(Dollars in thousands)
U.S. Mortgage Insurance Operations (2)
Net premiums written	$158,904	$163,474	$201,160	$158,866	$152,564

Revenues
Premiums earned	$167,826	$167,538	$166,778	$166,052	$168,248
Net investment income	27,064	25,676	26,168	25,046	27,546
Equity in earnings from unconsolidated subsidiaries (1)	5,729	4,492	4,583	5,217	4,937
Net realized investment gains	305	237	378	2,597	1,167
Other income (loss)	7	(23)	(3)	3	(5)

Total revenues	200,931	197,920	197,904	198,915	201,893

Losses and expenses
Losses and loss adjustment expenses	64,153	59,147	63,159	61,667	65,496
Amortization of deferred policy acquisition costs	13,162	13,442	14,113	14,478	15,030
Other underwriting expenses and operating expenses (7), (11)	22,970	25,911	29,057	25,260	25,278
Field office restructuring (6)	—	1,955	—	—	—
Interest expense	1	—	1	3	—

Total losses and expenses	100,286	100,455	106,330	101,408	105,804

Income before income taxes	100,645	97,465	91,574	97,507	96,089
Income taxes	28,480	27,360	21,696	27,977	26,400

Net income	$72,165	$70,105	$69,878	$69,530	$69,689

International Operations (3)
Net premiums written	$52,900	$38,420	$44,913	$47,197	$47,185

Revenues
Premiums earned	$45,801	$38,686	$39,781	$38,979	$38,141
Net investment income	15,625	14,785	14,499	14,844	14,058
Net realized investment gains (losses)	252	142	(221)	(27)	(18)
Other income	218	3,031	778	1,287	873

Total revenues	61,896	56,644	54,837	55,083	53,054

Losses and expenses
Losses and loss adjustment expenses	7,708	1,792	1,601	(365)	1,739
Amortization of deferred policy acquisition costs	4,632	3,545	3,274	3,269	3,779
Other underwriting and operating expenses	10,461	9,789	12,663	11,648	10,539
Interest expense	—	—	9	—	—

Total losses and expenses	22,801	15,126	17,547	14,552	16,057

Income before income taxes	39,095	41,518	37,290	40,531	36,997
Income taxes	13,598	12,909	10,251	12,514	11,747

Net income	$25,497	$28,609	$27,039	$28,017	$25,250

Financial Guaranty (4)
Equity in earnings from unconsolidated subsidiaries (1)	$26,476	$23,235	$21,453	$13,691	$23,761
Interest and dividends	2	—	—	—	—
Income taxes	2,469	2,137	2,208	1,135	2,254

Net income	$24,009	$21,098	$19,245	$12,556	$21,507

Other (5)
Net premiums written	$11	$10	$27	$19	$13

Revenues
Premiums earned	$16	$17	$18	$19	$19
Net investment income	6,324	6,406	4,832	4,537	4,143
Equity in earnings (losses) from unconsolidated subsidiaries (1)	82	(102)	(165)	(388)	(416)
Net realized investment (losses) gains	(1)	(39)	(4)	(2,897)	354
Other income	3,712	3,777	4,283	2,649	5,383

Total revenues	10,133	10,059	8,964	3,920	9,483

Losses and expenses
Other underwriting expenses and operating expenses (11)	19,442	22,865	17,354	17,607	18,600
Interest expense	8,066	8,179	4,644	8,455	8,472

Total losses and expenses	27,508	31,044	21,998	26,062	27,072

Loss before income tax benefits	(17,375)	(20,985)	(13,034)	(22,142)	(17,589)
Income tax benefits	(5,319)	(6,521)	(4,587)	(7,750)	(5,728)

Net loss	$(12,056)	$(14,464)	$(8,447)	$(14,392)	$(11,861)

Exhibit 99.1

NEWS RELEASE

Investors and Media Contacts:
Bill Horning / Beth Haiken
925.658.6193 / 925.658.6192

THE PMI GROUP, INC. REPORTS SECOND QUARTER 2006 NET

INCOME OF $109.6 MILLION, OR $1.14 PER DILUTED SHARE

Walnut Creek, CA, August 3, 2006 - The PMI Group, Inc. (NYSE: PMI) (the “Company”) today reported net income of $109.6 million for the second quarter of 2006 compared to net income of $104.6 million for the second quarter of 2005. Net income per diluted share grew by approximately 10 percent to $1.14 for the second quarter of 2006 compared to $1.04 for the second quarter of 2005.

Highlights in the second quarter of 2006 include:

•	U.S. Mortgage Insurance Operations[1]— growth in premiums written, premiums earned and average premium rate as well as favorable credit performance with a sequential decline in delinquencies and claims paid;

•	International Operations[2] — solid growth in PMI Australia’s new insurance written, insurance in force and risk in force partially offset by credit performance trending towards historic norms;

•	Financial Guaranty[3]— continued expansion of FGIC’s operations, strong premium earnings and favorable credit performance;

•	Common Share Repurchases — the Company repurchased approximately 3.2 million common shares in the second quarter of 2006 at a cost of $146.5 million.

Consolidated Operating Results

Consolidated net premiums written for the second quarter and year to date totaled $211.8 million and $413.7 million, respectively, compared to $199.8 million and $393.5 million for the same periods a year ago. The increases were due primarily to an increase in average premium rates and average insured loan balances in U.S. Mortgage Insurance Operations and an increase in new insurance written in PMI Australia.

1	“U.S. Mortgage Insurance Operations” includes the results of PMI Mortgage Insurance Co. (PMI) and affiliated U.S. reinsurance companies and equity in earnings from CMG Mortgage Insurance Company (CMG).

2	“International Operations” includes the results of PMI Australia, PMI Europe and PMI Asia.

3	“Financial Guaranty” includes our equity earnings from our investments in Financial Guaranty Insurance Company, Inc. (FGIC) and RAM Reinsurance Company Ltd. (RAM Re).

Consolidated premiums earned for the second quarter and year to date were $213.6 million and $419.9 million, respectively, compared to $206.4 million and $406.0 million for the same periods a year ago. The increases were due to higher average premium rates and increased premiums from modified pool products in U.S. Mortgage Insurance Operations, and higher premiums earned as a result of higher new insurance written and higher insurance in force in PMI Australia.

Consolidated other underwriting and operating expenses for the second quarter and year to date were $52.9 million and $111.4 million, respectively, compared to $54.4 million and $100.1 million for the same periods one year ago. The decrease in the second quarter of 2006 was due primarily to declines in the fair value of certain deferred compensation plans and was partially offset by stock option-related expenses. The increase in the first half of 2006 compared to the corresponding period in 2005 was primarily due to the requirement to begin expensing stock options and Employee Stock Purchase Plan related expenses in 2006 and higher operating expenses in International Operations.

Consolidated losses and loss adjustment expenses for the second quarter and six months to date were $71.9 million and $132.8 million, respectively, compared to $67.2 million and $131.7 million in the same periods last year. The increases in the second quarter and the first six months of 2006 were primarily a result of loss reserve additions during the six months ended June 30, 2006 in U.S. Mortgage Insurance Operations and PMI Australia, partially offset by decreases in primary claims paid in U.S. Mortgage Insurance Operations in the second quarter and first six months of 2006 compared to the same periods in 2005.

Consolidated reserve for losses and loss adjustment expenses totaled $384.6 million as of June 30, 2006 compared to $369.9 million as of March 31, 2006 and $364.4 million as of June 30, 2005. Loss reserves in U.S. Mortgage Insurance Operations increased by $9.2 million in the second quarter of 2006 primarily due to higher expected claim rates and claim sizes. PMI Australia’s reserve for losses increased by $3.6 million primarily due to an increase in delinquent loans, and higher expected average claim size and claim rates.

The PMI Group, Inc. Second Quarter Results by Segment

	Second Quarter Total Revenues			Second Quarter Net Income
(Dollars in millions, except per share data)	2006	2005	% Change	2006	2005	% Change
U.S. Mortgage Insurance Operations	$200.9	$201.9	(0.5%)	$72.2	$69.7	3.6%
International Operations	61.9	53.1	16.6%	25.4	25.3	0.4%
Financial Guaranty	26.5	23.8	11.3%	24.0	21.5	11.6%
Other[4]	10.1	9.4	n.m.	(12.0)	(11.9)	n.m.

Total	$299.4	$288.2	3.9%	$109.6	$104.6	4.8%

Diluted Net Income Per Share				$1.14	$1.04	9.6%
Book Value Per Share				$38.11	$35.29	8.0%

May not total due to rounding.

n.m. – Not meaningful

4	The “Other” segment primarily consists of the holding company, contract underwriting operations and Select Portfolio Servicing, Inc. (SPS) prior to its disposition on October 4, 2005.

The PMI Group, Inc. Year to Date Results by Segment

	Six Months Ended June 30, 2006 Total Revenues			Six Months Ended June 30, 2006 Net Income
(Dollars in millions, except per share data)	2006	2005	% Change	2006	2005	% Change
U.S. Mortgage Insurance Operations	$398.9	$396.1	0.7%	$142.3	$136.0	4.6%
International Operations	118.5	102.5	15.6%	54.1	50.4	7.3%
Financial Guaranty	49.7	44.6	11.4%	45.1	40.4	11.6%
Other[4]	20.2	19.9	n.m.	(26.5)	(21.1)	n.m.

Total	$587.3	$563.0	4.3%	$215.0	$205.7	4.5%

Diluted Net Income Per Share				$2.23	$2.03	9.9%

May not total due to rounding.

n.m.	– Not meaningful

Segment Highlights

U.S. Mortgage Insurance Operations

•	Net premiums written increased by 4.1% in the second quarter of 2006, growing to $158.9 million from $152.6 million in the second quarter of 2005. The increase was due primarily to an increase in average premium rates and average insured loan balances in 2006.

•	Total incurred losses were $64.2 million compared to $65.5 million in the second quarter of 2005 driven by a decrease in primary claims paid, partially offset by an increase in reserves for losses.

•	Primary claims paid decreased to $47.5 million for the second quarter of 2006 compared to $57.7 million in the second quarter of 2005 driven by a decline in the number of claims paid partially offset by an increase in average claim size.

•	Equity in earnings from CMG for the second quarter 2006 increased 16.3% year over year to $5.7 million compared to $4.9 million for the second quarter of 2005 as a result of release of loss reserves and increases in primary insurance and risk in force.

•	PMI Mortgage Insurance Co., Inc. has received approval from the Arizona Department of Insurance to pay a $250 million extraordinary dividend to The PMI Group, Inc.

International Operations

•	PMI Australia reported net income of $21.9 million for the second quarter of 2006 compared to $20.5 million for the second quarter of 2005. The increase in net income was due primarily to an increase in premiums earned and net investment income, partially offset by an increase in losses and LAE expenses and the weakening of the Australian dollar relative to the U.S. dollar. In functional currency, PMI Australia’s net income increased by 9.7% to AUD $29.3 million in the second quarter of 2006 from AUD $26.7 million in the second quarter of 2005.

•	PMI Europe reported that net income grew by 52.2% to $3.5 million in the second quarter of 2006 compared to $2.3 million for the same period a year ago. Net income in the second quarter of 2006 was positively impacted by changes in the fair value of credit default swap derivative contracts. In functional currency, net income from PMI Europe for the second quarter of 2006 was €2.8 million compared to €1.8 million for the same period a year ago.

•	PMI Asia is a new legal entity created in the second quarter of 2006 resulting from the restructuring of PMI Hong Kong. PMI Asia’s net income in the second quarter of 2006 was negatively impacted by a one-time $1.1 million U.S. tax charge resulting from the transfer of the mortgage reinsurance portfolio from PMI Hong Kong. As a result of the restructuring, PMI Asia will realize the benefit of a lower tax rate of approximately 17.5% in future periods. PMI Asia’s net income for the second quarter 2006 totaled $0.1 million compared to $2.4 million for the same period a year ago.

Financial Guaranty

•	Equity in earnings from FGIC for the second quarter and year to date totaled $22.9 million (after tax) and $43.2 million (after tax), respectively, compared to $20.5 million (after tax) and $38.6 million (after tax) for the same periods a year ago. The increases were attributable to premium growth and higher investment income, partially offset by decreases in refundings and higher underwriting expenses due to an increase in the number of employees.

•	Equity in earnings from RAM Re for the first quarter and year to date were $1.1 million (after tax) and $1.9 million (after tax), respectively, compared to $1.0 million (after tax) and $1.8 million (after tax) for the same periods a year ago.

ABOUT THE PMI GROUP, INC.

The PMI Group, Inc. (NYSE: PMI), headquartered in Walnut Creek, CA, is an international provider of credit enhancement products that promote homeownership and facilitate mortgage transactions in the capital markets. Through its wholly owned subsidiaries and unconsolidated strategic investments, the company offers residential mortgage insurance and credit enhancement products domestically and internationally, financial guaranty insurance, and financial guaranty reinsurance. Through its subsidiaries, The PMI Group, Inc. is one of the world’s largest providers of private mortgage insurance with operations in the United States, Australia, New Zealand, and the European Union, as well as one of the largest providers of mortgage guaranty reinsurance in Hong Kong.

Cautionary Statement: Statements in this earnings release that are not historical facts, and that relate to future plans, events or performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements by their nature involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. Many factors could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Risks and uncertainties that could affect the Company are discussed in our Form 10-K for the year ended December 31, 2005 and Form 10-Q for the quarter ended March 31, 2006 and include changes in economic conditions such as interest rates, home values, employment rates and refinance activity. We undertake no obligation to update forward-looking statements.